Exhibit 99.2

FINANCIAL SUPPLEMENT TO FIRST QUARTER 2010 EARNINGS RELEASE

Summary

Quarterly loss of $0.21 per diluted share reflects stable credit costs and minimal reserve build; Progressing toward a return to profitability

•

Significant first quarter drivers include: $770 million loan loss provision ($70 million above net charge-offs); net interest margin expands 5 bps to 2.77%; average low-cost deposits up $9.6 billion, or 16%, year-over-year

•	Pre-tax pre-provision net revenue (“PPNR”) rises but remains impacted by recession-related expenses

Keeping our business focused on our customer leads to outstanding account growth and service excellence

•	Opened 248,000 new checking accounts in 1Q10; expecting to exceed record 2009 level of 1,000,000 new accounts

•	Customer retention remains well above the industry norm and is at a historical high

•	Average low-cost deposits, up 7% linked-quarter, the fifth consecutive quarterly increase

•	Total deposit costs declined 15 bps linked quarter to 1 percent

Net interest margin continues to grow, aided by a positive shift in funding mix and improved deposit and loan pricing

•

Net interest margin continues to improve, increasing to 2.77% driven by an ongoing positive shift in deposit mix, improved deposit pricing and enhanced risk-adjusted loan spreads; time deposits as a percentage of total deposits equal to 28.5% as compared to 35.8% a year ago

•	Net interest margin expected to expand gradually throughout the year, reaching 3.00% by year-end

•	Excluding $20 million of trading income in the fourth quarter, net interest income relatively stable linked quarter

•	Earning assets declined 2% driven by strategic decision to reduce investor real estate exposure

•	Loan growth constrained by lack of demand; however commitment levels remain strong and commercial line utilization stabilizing

Non-interest income impacted by lower brokerage revenues; Non-interest expenses reflect improved efficiency

•	Reported non-interest income increased 13% linked quarter; however, excluding leveraged lease termination gains and securities transactions, non-interest income declined 1% from prior quarter

•

Service charges declined 4% linked quarter attributable to seasonally lower transaction volume. Service charge revenue will be negatively impacted going forward due to changes implemented on April 1, 2010 related to NSF/OD policies. Additionally, Regulation E, related to electronic funds transfers, will take effect later in 2010 and will also pressure revenues.

•	Brokerage income declined $21 million, or 8%, to $236 million, driven by lower fixed income revenues

•	Mortgage income increased $21 million linked quarter, primarily due to the favorable impact related to the Company’s MSR hedging position

•	Securities gains of $59 million reflect sales of $1.4 billion of collateralized mortgage obligations (“CMOs”). Proceeds were reinvested into newer issue CMOs with slightly longer durations.

•	Non-interest expenses, as adjusted for branch consolidation charges and loss on early extinguishment of debt, declined 3% linked quarter.

•	Efficiency gains are evident. However, elevated recession-related expenses continue to weigh on PPNR.

•	Legal and professional fees declined $42 million linked quarter, driven by lower Morgan Keegan and credit-related costs

•	Prepaid approximately $1.5 billion of Federal Home Loan Bank advances, realizing a $53 million loss on the early extinguishment of debt

Provision for loan losses of $770 million ($70 million above net charge-offs); Moderating trend of non-performing asset formation continues; Risk profile further improves

•	Net charge-offs increased $8 million to an annualized 3.16% of loans as compared to fourth quarter’s 2.99%

•	Non-performing assets, excluding loans held for sale, increased $221 million linked quarter; Net inflow of non-performing assets continues to slow, declining to $1.31 billion

•	Based on sharp and continued recent declines in internally risk rated problem loans, absolute level of non-performing assets are expected to peak in 2Q10

•	Allowance for loan losses increased 18 bps to 3.61%; minimal reserve build

•	Allowance coverage ratio (ALL/NPL, excluding loans held for sale) at 0.86x as of 3/31/10, as compared to 0.89x at 12/31/09

Capital position remains strong; Ratios remain essentially unchanged linked quarter

•	Tier 1 common ratio of 7.1% (1)

•	Tier 1 capital ratio of 11.7% (1)

(1)	estimated

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in millions)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Assets:
Cash and due from banks	$2,252	$2,052	$2,101	$2,363	$2,429
Interest-bearing deposits in other banks	4,295	5,580	5,902	2,846	2,288
Federal funds sold and securities purchased under agreements to resell	324	379	366	3,221	418
Trading account assets	1,238	3,039	1,388	1,109	1,348
Securities available for sale	24,219	24,069	21,030	19,681	20,970
Securities held to maturity	30	31	39	43	45
Loans held for sale	1,048	1,511	1,470	1,932	1,956
Loans, net of unearned income	88,174	90,674	92,754	96,149	95,686
Allowance for loan losses	(3,184)	(3,114)	(2,627)	(2,282)	(1,861)

Net loans	84,990	87,560	90,127	93,867	93,825
Other interest-earning assets	819	734	839	829	849
Premises and equipment, net	2,637	2,668	2,694	2,789	2,808
Interest receivable	503	468	499	501	426
Goodwill	5,559	5,557	5,557	5,556	5,551
Mortgage servicing rights (MSRs)	270	247	216	202	161
Other identifiable intangible assets	472	503	535	568	603
Other assets	8,574	7,920	7,223	7,304	8,303

Total Assets	$137,230	$142,318	$139,986	$142,811	$141,980

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$23,391	$23,204	$21,226	$20,995	$19,988
Interest-bearing	74,941	75,476	73,654	73,731	73,548

Total deposits	98,332	98,680	94,880	94,726	93,536
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,687	1,893	2,633	2,265	2,828
Other short-term borrowings	997	1,775	2,653	4,927	6,525

Total short-term borrowings	2,684	3,668	5,286	7,192	9,353
Long-term borrowings	15,683	18,464	18,093	18,238	18,762

Total borrowed funds	18,367	22,132	23,379	25,430	28,115
Other liabilities	2,893	3,625	3,235	3,918	3,512

Total Liabilities	119,592	124,437	121,494	124,074	125,163
Stockholders’ equity:
Preferred stock, Series A	3,351	3,343	3,334	3,325	3,316
Preferred stock, Series B	259	259	278	278	—
Common stock	12	12	12	12	7
Additional paid-in capital	18,781	18,781	18,754	18,740	16,828
Retained earnings (deficit)	(3,502)	(3,235)	(2,618)	(2,169)	(1,913)
Treasury stock, at cost	(1,407)	(1,409)	(1,411)	(1,413)	(1,415)
Accumulated other comprehensive income (loss), net	144	130	143	(36)	(6)

Total Stockholders’ Equity	17,638	17,881	18,492	18,737	16,817

Total Liabilities and Stockholders’ Equity	$137,230	$142,318	$139,986	$142,811	$141,980

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations (1)

(Unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Interest income on:
Loans, including fees	$945	$981	$1,047	$1,073	$1,098
Securities:
Taxable	242	256	232	239	239
Tax-exempt	1	1	6	5	7

Total securities	243	257	238	244	246
Loans held for sale	8	12	12	15	16
Federal funds sold and securities purchased under agreements to resell	—	1	—	1	1
Trading account assets	12	30	10	10	12
Other interest-earning assets	7	7	7	8	6

Total interest income	1,215	1,288	1,314	1,351	1,379
Interest expense on:
Deposits	242	280	301	330	366
Short-term borrowings	3	9	9	16	20
Long-term borrowings	139	149	159	174	184

Total interest expense	384	438	469	520	570

Net interest income	831	850	845	831	809
Provision for loan losses	770	1,179	1,025	912	425

Net interest income (loss) after provision for loan losses	61	(329)	(180)	(81)	384
Non-interest income:
Service charges on deposit accounts	288	299	300	288	269
Brokerage, investment banking and capital markets	236	257	252	263	217
Mortgage income	67	46	76	64	73
Trust department income	48	48	49	48	46
Securities gains (losses), net	59	(96)	4	108	53
Other	114	164	91	428	408

Total non-interest income	812	718	772	1,199	1,066
Non-interest expense:
Salaries and employee benefits	575	566	578	586	539
Net occupancy expense	120	114	121	112	107
Furniture and equipment expense	74	74	83	78	76
Other-than-temporary impairments (2)	1	—	3	69	3
Other	460	465	458	386	333

Total non-interest expense	1,230	1,219	1,243	1,231	1,058

Income (loss) before income taxes	(357)	(830)	(651)	(113)	392
Income taxes	(161)	(287)	(274)	75	315

Net income (loss)	$(196)	$(543)	$(377)	$(188)	$77

Net income (loss) available to common shareholders	$(255)	$(606)	$(437)	$(244)	$26

Weighted-average shares outstanding–during quarter:
Basic	1,194	1,191	1,189	876	693
Diluted	1,194	1,191	1,189	876	694
Actual shares outstanding–end of quarter	1,192	1,193	1,188	1,188	695
Earnings (loss) per common share (3):
Basic	$(0.21)	$(0.51)	$(0.37)	$(0.28)	$0.04
Diluted	$(0.21)	$(0.51)	$(0.37)	$(0.28)	$0.04
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.10
Taxable-equivalent net interest income from continuing operations	$839	$857	$853	$840	$817

(1)	Certain amounts in the prior periods have been classified to reflect current period presentation.
(2)	Includes $3 million and $260 million of gross charges, net of $0 and $191 million noncredit related portion recognized in other comprehensive income, in 3Q09 and 2Q09, respectively.
(3)	Includes preferred stock dividends.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

	Quarter Ended
	3/31/10			12/31/09			9/30/09			6/30/09			3/31/09
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$373	$—	0.39%	$364	$1	0.35%	$597	$—	0.42%	$508	$1	0.49%	$545	$1	0.80%
Trading account assets	1,288	13	3.99%	2,827	31	4.33%	1,101	10	3.59%	1,221	11	3.58%	1,234	13	4.21%
Securities:
Taxable	23,811	242	4.11%	23,061	256	4.41%	19,177	232	4.79%	19,453	239	4.92%	19,160	239	5.06%
Tax-exempt	51	1	9.35%	135	2	7.42%	463	8	6.52%	562	8	6.30%	687	11	6.34%
Loans held for sale	1,392	8	2.46%	1,494	12	2.99%	1,522	12	3.25%	1,790	16	3.41%	1,819	15	3.45%
Loans, net of unearned income	89,723	952	4.30%	91,766	986	4.27%	94,354	1,053	4.43%	95,382	1,077	4.53%	96,648	1,102	4.62%
Other interest-earning assets	5,973	7	0.46%	5,566	7	0.48%	6,841	7	0.40%	9,700	8	0.36%	5,599	6	0.40%

Total interest-earning assets	122,611	$1,223	4.04%	125,213	$1,295	4.10%	124,055	$1,322	4.23%	128,616	$1,360	4.24%	125,692	$1,387	4.47%
Allowance for loan losses	(3,144)			(2,772)			(2,393)			(1,917)			(1,868)
Cash and due from banks	2,181			2,206			2,113			2,269			2,396
Other non-earning assets	17,917			16,486			16,530			17,119			17,343

	$139,565			$141,133			$140,305			$146,087			$143,563

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$4,215	$1	0.13%	$4,064	$1	0.14%	$4,038	$1	0.13%	$4,029	$1	0.11%	$3,804	$1	0.12%
Interest-bearing transaction accounts	15,709	11	0.27%	14,279	11	0.29%	13,934	10	0.27%	14,277	11	0.30%	14,909	10	0.27%
Money market accounts	25,715	40	0.64%	23,808	38	0.63%	23,107	35	0.61%	22,138	43	0.78%	21,204	67	1.28%
Time deposits	29,779	190	2.58%	32,046	230	2.84%	32,584	255	3.10%	33,442	275	3.30%	32,894	288	3.55%
Other	—	—	—	—	—	—	—	—	—	728	—	0.14%	530	—	0.07%

Total interest-bearing deposits (2)	75,418	242	1.30%	74,197	280	1.49%	73,663	301	1.62%	74,614	330	1.78%	73,341	366	2.02%
Federal funds purchased and securities sold under agreements to repurchase	1,989	1	0.19%	3,089	5	0.60%	2,649	1	0.11%	3,734	3	0.33%	3,199	3	0.41%
Other short-term borrowings	1,086	2	0.81%	1,849	4	0.91%	2,721	8	1.26%	7,427	13	0.71%	9,023	17	0.73%
Long-term borrowings	17,417	139	3.24%	18,326	149	3.24%	18,250	159	3.45%	18,829	174	3.70%	18,958	184	3.95%

Total interest-bearing liabilities	95,910	$384	1.62%	97,461	$438	1.78%	97,283	$469	1.91%	104,604	$520	2.00%	104,521	$570	2.21%
Net interest spread			2.42%			2.32%			2.32%			2.24%			2.26%

Non-interest-bearing deposits (2)	22,817			22,149			21,122			20,421			18,896
Other liabilities	3,040			3,275			3,288			3,567			3,436
Stockholders’ equity	17,798			18,248			18,612			17,495			16,710

	$139,565			$141,133			$140,305			$146,087			$143,563

Net interest income/margin FTE basis		$839	2.77%		$857	2.72%		$853	2.73%		$840	2.62%		$817	2.64%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation.
(2)	Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 1.00%, 1.15% 1.26%, 1.39% and 1.61%, respectively, for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Return on average assets*	(0.74%)	(1.70%)	(1.24%)	(0.67%)	0.07%
Return on average common equity*	(7.28%)	(16.40%)	(11.55%)	(6.96%)	0.77%
Return on average tangible common equity* (non-GAAP)	(12.69%)	(28.03%)	(19.48%)	(12.34%)	1.43%
Common equity per share	$11.77	$11.97	$12.53	$12.74	$19.43
Tangible common book value per share (non-GAAP)	$6.71	$6.89	$7.40	$7.58	$10.57
Stockholders’ equity to total assets	12.85%	12.56%	13.21%	13.12%	11.84%
Tangible common stockholders’ equity to tangible assets (non-GAAP)	6.09%	6.03%	6.56%	6.59%	5.41%
Tier 1 Common risk-based ratio (non-GAAP) (1)	7.1%	7.1%	7.9%	8.1%	6.5%
Tier 1 Capital (1)	11.7%	11.5%	12.2%	12.2%	10.4%
Total Risk-Based Capital (1)	15.8%	15.8%	16.3%	16.2%	14.6%
Allowance for credit losses as a percentage of loans, net of unearned income (2)	3.69%	3.52%	2.90%	2.43%	2.02%
Allowance for loan losses as a percentage of loans, net of unearned income	3.61%	3.43%	2.83%	2.37%	1.94%
Allowance for loan losses to non-performing loans	0.86x	0.89x	0.82x	0.87x	1.13x
Net interest margin (FTE)	2.77%	2.72%	2.73%	2.62%	2.64%
Loans, net of unearned income, to total deposits	89.67%	91.89%	97.76%	101.50%	102.30%
Net charge-offs as a percentage of average loans*	3.16%	2.99%	2.86%	2.06%	1.64%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	5.15%	4.83%	4.40%	3.55%	2.43%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate (3)	4.86%	4.49%	3.99%	3.17%	2.02%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	5.94%	5.59%	5.08%	4.18%	3.24%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate (3)	5.65%	5.24%	4.68%	3.80%	2.83%

*	Annualized
(1)	Current quarter Tier 1 Common, Tier 1 and Total Risk-based Capital ratios are estimated
(2)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(3)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Loans (1)

Loan Portfolio - Period End Data

($ amounts in millions)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	3/31/10 vs. 12/31/09		3/31/10 vs. 3/31/09
Commercial and industrial	$21,220	$21,547	$21,925	$23,619	$22,585	$(327)	-1.5%	$(1,365)	-6.0%
Commercial real estate mortgage - owner-occupied	12,028	12,054	12,103	12,282	11,926	(26)	-0.2%	102	0.9%
Commercial real estate construction - owner-occupied	598	751	875	1,060	1,328	(153)	-20.4%	(730)	-55.0%

Total commercial	33,846	34,352	34,903	36,961	35,839	(506)	-1.5%	(1,993)	-5.6%
Commercial investor real estate mortgage	15,702	16,109	16,190	16,419	15,969	(407)	-2.5%	(267)	-1.7%
Commercial investor real estate construction	4,703	5,591	6,616	7,163	7,611	(888)	-15.9%	(2,908)	-38.2%

Total investor real estate	20,405	21,700	22,806	23,582	23,580	(1,295)	-6.0%	(3,175)	-13.5%
Residential first mortgage	15,592	15,632	15,513	15,564	15,678	(40)	-0.3%	(86)	-0.5%
Home equity	15,066	15,381	15,630	15,796	16,023	(315)	-2.0%	(957)	-6.0%
Indirect	2,162	2,452	2,755	3,099	3,464	(290)	-11.8%	(1,302)	-37.6%
Other consumer	1,103	1,157	1,147	1,147	1,102	(54)	-4.7%	1	0.1%

	$88,174	$90,674	$92,754	$96,149	$95,686	$(2,500)	-2.8%	$(7,512)	-7.9%

Loan Portfolio - Average Balances

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Commercial and industrial	$21,429	$21,570	$22,443	$22,707	$23,095	$(141)	-0.7%	$(1,666)	-7.2%
Commercial real estate mortgage - owner-occupied	12,056	12,127	12,188	11,983	11,773	(71)	-0.6%	283	2.4%
Commercial real estate construction - owner-occupied	686	819	944	1,198	1,524	(133)	-16.2%	(838)	-55.0%

Total commercial	34,171	34,516	35,575	35,888	36,392	(345)	-1.0%	(2,221)	-6.1%
Commercial investor real estate mortgage	16,220	16,292	16,470	16,081	15,215	(72)	-0.4%	1,005	6.6%
Commercial investor real estate construction	5,071	6,145	7,010	7,474	8,420	(1,074)	-17.5%	(3,349)	-39.8%

Total investor real estate	21,291	22,437	23,480	23,555	23,635	(1,146)	-5.1%	(2,344)	-9.9%
Residential first mortgage	15,567	15,521	15,508	15,593	15,708	46	0.3%	(141)	-0.9%
Home equity	15,237	15,515	15,714	15,940	16,115	(278)	-1.8%	(878)	-5.4%
Indirect	2,310	2,601	2,923	3,276	3,660	(291)	-11.2%	(1,350)	-36.9%
Other consumer	1,147	1,176	1,154	1,130	1,138	(29)	-2.5%	9	0.8%

	$89,723	$91,766	$94,354	$95,382	$96,648	$(2,043)	-2.2%	$(6,925)	-7.2%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio - Period End Data

($ amounts in millions)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	3/31/10 vs. 12/31/09		3/31/10 vs. 3/31/09
Customer Deposits
Interest-free deposits	$23,391	$23,204	$21,226	$20,995	$19,988	$187	0.8%	$3,403	17.0%
Interest-bearing checking	15,715	15,791	13,688	14,140	14,800	(76)	-0.5%	915	6.2%
Savings	4,394	4,073	4,025	4,033	3,970	321	7.9%	424	10.7%
Money market - domestic	26,196	23,291	22,327	21,571	19,969	2,905	12.5%	6,227	31.2%
Money market - foreign	635	766	941	1,075	1,357	(131)	-17.1%	(722)	-53.2%

Low-cost deposits	70,331	67,125	62,207	61,814	60,084	3,206	4.8%	10,247	17.1%
Time deposits	27,939	31,468	32,582	32,724	33,379	(3,529)	-11.2%	(5,440)	-16.3%

Total customer deposits	98,270	98,593	94,789	94,538	93,463	(323)	-0.3%	4,807	5.1%

Corporate Treasury Deposits
Time deposits	62	87	91	188	73	(25)	-28.7%	(11)	-15.1%

Total corporate treasury deposits	62	87	91	188	73	(25)	-28.7%	(11)	-15.1%

Total Deposits	$98,332	$98,680	$94,880	$94,726	$93,536	$(348)	-0.4%	$4,796	5.1%

Deposit Portfolio - Average Balances

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Customer Deposits
Interest-free deposits	$22,817	$22,149	$21,122	$20,421	$18,896	$668	3.0%	$3,921	20.8%
Interest-bearing checking	15,709	14,279	13,934	14,277	14,909	1,430	10.0%	800	5.4%
Savings	4,215	4,064	4,038	4,029	3,804	151	3.7%	411	10.8%
Money market - domestic	24,961	22,956	22,103	20,962	19,670	2,005	8.7%	5,291	26.9%
Money market - foreign	754	852	1,004	1,176	1,534	(98)	-11.5%	(780)	-50.8%

Low-cost deposits	68,456	64,300	62,201	60,865	58,813	4,156	6.5%	9,643	16.4%
Time deposits	29,707	31,961	32,481	33,221	32,814	(2,254)	-7.1%	(3,107)	-9.5%

Total customer deposits	98,163	96,261	94,682	94,086	91,627	1,902	2.0%	6,536	7.1%

Corporate Treasury Deposits
Time deposits	72	85	103	221	80	(13)	-15.3%	(8)	-10.0%
Other	—	—	—	728	530	—	NM	(530)	-100.0%

Total corporate treasury deposits	72	85	103	949	610	(13)	-15.3%	(538)	-88.2%

Total Deposits	$98,235	$96,346	$94,785	$95,035	$92,237	$1,889	2.0%	$5,998	6.5%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Pre-Tax Pre-Provision Net Revenue (“PPNR”) (1)

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Net Interest Income	$831	$850	$845	$831	$809	(19)	-2.2%	$22	2.7%
Non-Interest Income	812	718	772	1,199	1,066	94	13.1%	-254	-23.8%

Total Revenue	1,643	1,568	1,617	2,030	1,875	75	4.8%	(232)	-12.4%
Non-Interest Expense	1,230	1,219	1,243	1,231	1,058	11	0.9%	172	16.3%

Pre-tax Pre-provision Net Revenue	$413	$349	$374	$799	$817	64	18.3%	(404)	-49.4%
Adjustments:
Securities (gains) losses, net	(59)	96	(4)	(108)	(53)	(155)	NM	(6)	NM
Gain on sale of Visa shares	—	—	—	(80)	—	—	NM	—	NM
Leveraged lease termination gains	(19)	(71)	(4)	(189)	(323)	52	NM	304	NM
Loss (Gain) on extinguishment of debt	53	—	—	(61)	—	53	NM	53	NM
FDIC special assessment	—	—	—	64	—	—	NM	—	NM
Securities impairment, net	1	—	3	69	3	1	NM	(2)	NM
Branch consolidation costs (2)	8	12	41	—	—	(4)	-33.3%	8	NM

Total adjustments	(16)	37	36	(305)	(373)	(53)	-143.2%	357	NM

Adjusted PPNR	$397	$386	$410	$494	$444	$11	2.8%	$(47)	-10.6%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation.
(2)	Includes $7 million of net occupancy expense and $1 million in valuation charges in 1Q10; $3 million of net occupancy expense, $6 million of salary expense and $3 million in valuation charges in 4Q09; and $9 million of net occupancy expense, $7 million of furniture and equipment expense and $25 million in valuation charges in 3Q09.

Categorization of Income related to

Mortgage Servicing Rights (MSRs) (3)

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Net interest income (4)	$3	$20	$—	$—	$—	(17)	-85.0%	3	NM
Brokerage, investment banking and capital markets (5)	4	5	—	—	—	(1)	-20.0%	4	NM
Mortgage income (6)	16	(4)	19	(2)	(1)	20	-500.0%	17	NM

	$23	$21	$19	$(2)	$(1)	2	9.5%	24	NM

(3)	This table details the impact of changes in valuation of mortgage servicing rights and related hedging instruments on various categories in the consolidated statements of operations.
(4)	Interest earned on trading securities used to hedge MSRs.
(5)	Mark-to-market impact of trading securities used to hedge MSRs.
(6)	Net effect of mark-to-market impact of MSRs and derivatives used to hedge MSRs.

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-Interest Income and Expense

Non-Interest Income

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Service charges on deposit accounts	$288	$299	$300	$288	$269	$(11)	-3.7%	$19	7.1%
Brokerage, investment banking and capital markets	236	257	252	263	217	(21)	-8.2%	19	8.8%
Mortgage income	67	46	76	64	73	21	45.7%	(6)	-8.2%
Trust department income	48	48	49	48	46	—	0.0%	2	4.3%
Securities gains (losses), net	59	(96)	4	108	53	155	NM	6	NM
Insurance income	27	25	25	27	28	2	8.0%	(1)	-3.6%
Leveraged lease termination gains	19	71	4	189	323	(52)	NM	(304)	NM
Visa shares sale gain	—	—	—	80	—	—	NM	—	NM
Gain on early extinguishment of debt	—	—	—	61	—	—	NM	—	NM
Other	68	68	62	71	57	—	0.0%	11	19.3%

Total non-interest income	$812	$718	$772	$1,199	$1,066	$94	13.1%	$(254)	-23.8%

Non-Interest Expense

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Salaries and employee benefits	$575	$566	$578	$586	$539	$9	1.6%	$36	6.7%
Net occupancy expense	120	114	121	112	107	6	5.3%	13	12.1%
Furniture and equipment expense	74	74	83	78	76	—	0.0%	(2)	-2.6%
Professional and legal fees	66	108	98	50	53	(42)	-38.9%	13	24.5%
Marketing expense	15	18	20	20	17	(3)	-16.7%	(2)	-11.8%
Amortization of core deposit intangible	28	29	30	30	31	(1)	-3.4%	(3)	-9.7%
Other real estate owned expense	42	64	61	24	26	(22)	-34.4%	16	61.5%
Other-than-temporary impairments, net	1	—	3	69	3	1	1	(2)	NM
FDIC premiums - special assessment	—	—	—	64	—	—	NM	—	NM
FDIC premiums	59	54	56	43	10	5	9.3%	49	NM
Valuation charges associated with branch consolidations	1	3	25	—	—	(2)	NM	1	NM
Loss on early extinguishment of debt	53	—	—	—	—	53		53
Other	196	189	168	155	196	7	3.7%	—	0.0%

Total non-interest expense	$1,230	$1,219	$1,243	$1,231	$1,058	$11	0.9%	$172	16.3%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

•	1Q10 non-interest income increased 13% linked quarter; however excluding securities transactions and leveraged lease termination gains, non-interest income declined 1% linked quarter

•

Service charges declined 4% linked quarter, attributable to seasonally lower transaction volume. Service charges revenue will be negatively impacted going forward due to recent changes related to its NSF/OD policies, which took affect on April 1, and, later in 2010, due to the implications associated with Regulation E.

•	Brokerage, investment banking and capital markets income decreased $21 million or 8% linked quarter, primarily driven by lower fees from fixed income

•	Mortgage income increased $21 million linked quarter, however after adjusting for income attributable to an MSR hedge, income was relatively stable versus the previous quarter

•

Securities gains in 1Q10 reflect the sale of approximately $1.4 billion of collateralized mortgage obligations (“CMOs”). The proceeds were reinvested into newer issue CMOs with slightly longer durations.

•

Non-interest income reflects a $19 million gain recorded as a result of Regions unwinding certain leveraged lease transactions. However, this gain was offset by $18 million in increased tax expense, resulting in a nominal impact to net income.

•

1Q10 non-interest expense increased 1% linked quarter; however when excluding branch consolidation charges, securities impairment and loss on the early extinguishment of debt, non-interest expense declined 3% linked quarter.

•	1Q10 salaries and employee benefits increased 1% linked quarter, primarily due to a seasonal rise in FICA and other benefit costs

•	Professional and legal fees declined $42 million linked quarter, reflecting lower Morgan Keegan and credit-related costs

•

Related to the 1Q10 consolidation of 120 branches, 1Q10 non-interest expense reflects $8 million of branch consolidation charges which are primarily reflected in net occupancy expense; 4Q09 branch consolidation charges totaled $12 million and included $3 million of net occupancy expense, $6 million in salaries and benefits expense and $3 million in valuation charges; 3Q09 branch consolidation charges totaled $41 million, including $9 million of net occupancy expense, $7 million of furniture and equipment expense and $25 million in valuation charges.

•	The Company prepaid approximately $1.5 billion of Federal Home Loan Bank advances, realizing a $53 million loss on the early extinguishment of debt

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (1)

($ amounts in millions)	1Q10	4Q09	3Q09	2Q09	1Q09	1Q10 vs. 4Q09		1Q10 vs. 1Q09
Revenues:
Commissions	$54	$52	$53	$48	$49	$2	3.8%	$5	10.2%
Principal transactions	98	100	116	122	94	(2)	-2.0%	4	4.3%
Investment banking	51	67	50	56	33	(16)	-23.9%	18	54.5%
Interest	17	17	17	19	22	—	0.0%	(5)	-22.7%
Trust fees and services	45	45	47	44	41	—	0.0%	4	9.8%
Investment advisory	28	38	44	32	29	(10)	-26.3%	(1)	-3.4%
Other	21	18	6	16	7	3	16.7%	14	200.0%

Total revenues	314	337	333	337	275	(23)	-6.8%	39	14.2%
Expenses:
Interest expense	3	3	3	5	6	—	0.0%	(3)	-50.0%
Non-interest expense	272	305	284	285	248	(33)	-10.8%	24	9.7%

Total expenses	275	308	287	290	254	(33)	-10.7%	21	8.3%

Income before income taxes	39	29	46	47	21	10	34.5%	18	85.7%
Income taxes	14	11	17	17	8	3	27.3%	6	75.0%

Net income	$25	$18	$29	$30	$13	$7	38.9%	$12	92.3%

Breakout of Revenue by Division

($ amounts in millions)	Private Client	Fixed- Income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended March 31, 2010
$ amount of revenue	$86	$95	$22	$49	$26	$36
% of gross revenue	27.4%	30.3%	7.0%	15.6%	8.3%	11.4%
Three months ended December 31, 2009
$ amount of revenue	$82	$119	$25	$49	$31	$31
% of gross revenue	24.3%	35.3%	7.4%	14.5%	9.2%	9.3%
Three months ended March 31, 2009
$ amount of revenue	$74	$105	$12	$48	$31	$5
% of gross revenue	26.9%	38.4%	4.5%	17.4%	11.4%	1.4%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

•	Fixed-Income Capital Markets revenue was impacted in the 1st Quarter by customers’ uncertainty of the interest rate environment

•	Non interest expense declined as Morgan Keegan continued to benefit from cost cutting efforts as well as lower legal and professional costs

•

According to Thomson Reuters, Morgan Keegan ended the first quarter as the 10th leading underwriter of municipal securities in terms of par value and 3rd nationally in terms of the number of transactions.

•

According to Zacks Investment Research, for the 3rd consecutive year, Morgan Keegan’s Focus List was ranked #1 for having the highest 5-year return among the recommended stock lists of 13 leading national and regional brokerage firms

•	Net new account openings grew 5% on a linked quarter basis

•	Customer and trust assets under management increased $3.5 billion linked quarter to $149 billion

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended
($ in millions)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Allowance for credit losses (ACL)	$3,250	$3,188	$2,690	$2,335	$1,935
Provision for loan losses	770	1,179	1,025	912	425
Provision for unfunded credit losses	(8)	10	10	(21)	—
Net loans charged-off:*
Commercial and industrial	92	76	137	84	58
Commercial real estate mortgage - owner-occupied	32	38	17	15	12
Commercial real estate construction - owner-occupied	14	9	2	3	4

Total commercial	138	123	156	102	74
Commercial investor real estate mortgage	207	210	196	90	87
Commercial investor real estate construction	150	159	148	111	66

Total investor real estate	357	369	344	201	153
Residential first mortgage	62	55	57	51	39
Home equity	116	113	94	113	95
Indirect	8	10	10	11	16
Other consumer	19	22	19	13	13

Total	$700	$692	$680	$491	$390

Net loan charge-offs as a % of average loans, annualized *
Commercial and industrial	1.74%	1.39%	2.43%	1.49%	1.02%
Commercial real estate mortgage - owner-occupied	1.09%	1.26%	0.55%	0.51%	0.42%
Commercial real estate construction - owner-occupied	8.41%	4.45%	0.88%	1.00%	1.06%

Total commercial	1.64%	1.41%	1.73%	1.15%	0.83%
Commercial investor real estate mortgage	5.17%	5.11%	4.74%	2.23%	2.30%
Commercial investor real estate construction	12.00%	10.26%	8.40%	5.94%	3.18%

Total investor real estate	6.80%	6.52%	5.83%	3.40%	2.62%
Residential first mortgage	1.63%	1.40%	1.45%	1.31%	1.02%
Home equity	3.07%	2.89%	2.37%	2.85%	2.38%
Indirect	1.38%	1.58%	1.46%	1.31%	1.74%
Other consumer	6.68%	7.37%	6.21%	4.78%	4.70%

Total	3.16%	2.99%	2.86%	2.06%	1.64%

Non-accrual loans	$3,706	$3,488	$3,216	$2,618	$1,641
Foreclosed properties	610	607	503	439	294

Non-performing assets, excluding loans held for sale	$4,316	$4,095	$3,719	$3,057	$1,935
Non-performing loans held for sale	256	317	380	371	393

Non-performing assets (NPAs)	$4,572	$4,412	$4,099	$3,428	$2,328

Loans past due > 90 days*	$700	$688	$643	$613	$782
Commercial loans restructured not included in categories above	$48	$25	$16	$11	$1
Consumer loans restructured not included in categories above**	$1,258	$1,583	$1,400	$1,167	$736

Total restructured loans not included in categories above	$1,306	$1,608	$1,416	$1,178	$737

Credit Ratios:
ACL/Loans, net	3.69%	3.52%	2.90%	2.43%	2.02%
ALL/Loans, net	3.61%	3.43%	2.83%	2.37%	1.94%
NPAs (ex. 90+ past due)/Loans and foreclosed properties	5.15%	4.83%	4.40%	3.55%	2.43%
NPAs (ex. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	4.86%	4.49%	3.99%	3.17%	2.02%
NPAs (inc. 90+ past due)/Loans and foreclosed properties	5.94%	5.59%	5.08%	4.18%	3.24%
NPAs (inc. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	5.65%	5.24%	4.68%	3.80%	2.83%

*	See pages 12-15 for loan portfolio (risk view) breakout

**	At 3/31/10, 71 percent of consumer loans restructured not included in categories above consist of residential first mortgages.

Allowance for Credit Losses

	Three Months Ended March 31
($ amounts in millions)	2010	2009
Balance at beginning of year	$3,188	$1,900
Net loans charged-off	(700)	(390)
Allowance allocated to sold loans	—	—
Provision for loan losses	770	425
Provision for unfunded credit commitments	(8)	—

Balance at end of period	$3,250	$1,935

Components:
Allowance for loan losses	$3,184	$1,861
Reserve for unfunded credit commitments	66	74

Allowance for credit losses	$3,250	$1,935

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Total Loan Portfolio

Risk View

	1Q2010		4Q2009		3Q2009		2Q2009		1Q2009
($ millions)	$	% Total	$	% Total	$	% Total	$	% Total	$	% Total
Commercial & Industrial	17,927	20.3%	18,150	20.0%	18,442	19.9%	20,003	20.8%	18,853	19.7%
Business Banking C&I	3,293	3.7%	3,397	3.7%	3,483	3.8%	3,616	3.8%	3,732	3.9%

Total Commercial and Industrial	21,220	24.1%	21,547	23.8%	21,925	23.6%	23,619	24.6%	22,585	23.6%
Commercial RE Mortgage - OO	5,402	6.1%	5,399	6.0%	5,461	5.9%	5,573	5.8%	5,147	5.4%
Business Banking CRE Mortgage - OO	6,626	7.5%	6,655	7.3%	6,642	7.2%	6,709	7.0%	6,779	7.1%

Total Commercial Real Estate Mortgage - OO	12,028	13.6%	12,054	13.3%	12,103	13.0%	12,282	12.8%	11,926	12.5%
Commercial RE Construction - OO	409	0.5%	527	0.6%	649	0.7%	807	0.8%	1,023	1.1%
Business Banking CRE Construction - OO	189	0.2%	224	0.2%	226	0.2%	253	0.3%	305	0.3%

Total Commercial Real Estate Construction - OO	598	0.7%	751	0.8%	875	0.9%	1,060	1.1%	1,328	1.4%

Total Commercial	33,846	38.4%	34,352	37.9%	34,903	37.6%	36,961	38.4%	35,839	37.5%

Commercial IRE Mortgage	12,922	14.7%	13,102	14.4%	13,030	14.0%	13,034	13.6%	12,425	13.0%
Business Banking IRE Mortgage	2,780	3.2%	3,007	3.3%	3,160	3.4%	3,385	3.5%	3,544	3.7%

Total Commercial Investor Real Estate Mortgage	15,702	17.8%	16,109	17.8%	16,190	17.5%	16,419	17.1%	15,969	16.7%
Commercial IRE Construction	4,591	5.2%	5,473	6.0%	6,472	7.0%	6,961	7.2%	7,316	7.6%
Business Banking IRE Construction	112	0.1%	118	0.1%	144	0.2%	202	0.2%	295	0.3%

Total Commercial Investor Real Estate Construction	4,703	5.3%	5,591	6.2%	6,616	7.1%	7,163	7.4%	7,611	8.0%

Total Investor Real Estate	20,405	23.1%	21,700	23.9%	22,806	24.6%	23,582	24.5%	23,580	24.6%

Residential First Mortgage	15,592	17.7%	15,632	17.2%	15,513	16.7%	15,564	16.2%	15,678	16.4%
Home Equity	15,066	17.1%	15,381	17.0%	15,630	16.9%	15,796	16.4%	16,023	16.7%
Direct	774	0.9%	783	0.9%	797	0.9%	786	0.8%	783	0.8%
Indirect	2,162	2.5%	2,452	2.7%	2,755	3.0%	3,099	3.2%	3,464	3.6%
Other Consumer	329	0.4%	374	0.4%	350	0.4%	361	0.4%	319	0.3%

Total Consumer	33,923	38.5%	34,622	38.2%	35,045	37.8%	35,606	37.0%	36,267	37.9%

Total Loans	88,174	100.0%	90,674	100.0%	92,754	100.0%	96,149	100.0%	95,686	100.0%

OO = Owner Occupied

IRE = Investor Real Estate

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Net Charge-Offs

Risk View

	1Q2010		4Q2009		3Q2009		2Q2009		1Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial & Industrial	57	1.27%	28	0.61%	88	1.83%	46	0.97%	27	0.57%
Business Banking C&I	35	4.25%	48	5.51%	49	5.45%	38	4.16%	31	3.23%

Total Commercial and Industrial	92	1.74%	76	1.39%	137	2.43%	84	1.49%	58	1.02%
Commercial RE Mortgage - OO	20	1.55%	33	2.40%	15	1.08%	14	1.06%	10	0.86%
Business Banking CRE Mortgage - OO	12	0.71%	5	0.31%	2	0.11%	1	0.08%	2	0.11%

Total Commercial Real Estate Mortgage - OO	32	1.09%	38	1.26%	17	0.55%	15	0.51%	12	0.42%
Commercial RE Construction - OO	14	11.67%	9	5.90%	2	1.10%	3	1.32%	3	1.08%
Business Banking CRE Construction - OO	—	0.70%	—	0.55%	—	0.22%	—	0.55%	1	0.99%

Total Commercial Real Estate Construction - OO	14	8.41%	9	4.45%	2	0.88%	3	1.00%	4	1.06%

Total Commercial	138	1.64%	123	1.41%	156	1.73%	102	1.15%	74	0.83%

Commercial IRE Mortgage	197	6.01%	205	6.17%	193	5.81%	88	2.80%	83	2.91%
Business Banking IRE Mortgage	10	1.32%	5	0.57%	3	0.40%	2	0.15%	4	0.39%

Total Commercial Investor Real Estate Mortgage	207	5.17%	210	5.11%	196	4.74%	90	2.23%	87	2.30%
Commercial IRE Construction	150	12.26%	158	10.43%	147	8.57%	110	6.08%	66	3.30%
Business Banking IRE Construction	—	1.20%	1	2.24%	1	1.48%	1	1.13%	—	0.45%

Total Commercial Investor Real Estate Construction	150	12.00%	159	10.26%	148	8.40%	111	5.94%	66	3.18%

Total Investor Real Estate	357	6.80%	369	6.52%	344	5.83%	201	3.40%	153	2.62%

Residential First Mortgage	62	1.63%	55	1.40%	57	1.45%	51	1.31%	39	1.02%
Home Equity	116	3.07%	113	2.89%	94	2.37%	113	2.85%	95	2.38%
Direct	4	1.85%	4	2.07%	5	2.47%	3	1.59%	2	1.14%
Indirect	8	1.38%	10	1.58%	10	1.46%	11	1.31%	16	1.74%
Other Consumer	15	16.90%	18	18.46%	14	15.61%	10	12.00%	11	13.43%

Total Consumer	205	2.42%	200	2.28%	180	2.03%	188	2.10%	163	1.81%

Total Net Charge-Offs	700	3.16%	692	2.99%	680	2.86%	491	2.06%	390	1.64%

OO = Owner Occupied

IRE = Investor Real Estate

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

90+ Days Past Due Loans

Risk View

	1Q2010		4Q2009		3Q2009		2Q2009		1Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial & Industrial	17	0.09%	16	0.09%	6	0.03%	5	0.02%	28	0.15%
Business Banking C&I	7	0.21%	8	0.23%	7	0.20%	9	0.25%	14	0.38%

Total Commercial & Industrial	24	0.11%	24	0.11%	13	0.06%	14	0.06%	42	0.19%
Commercial RE Mortgage - OO	—	0.00%	7	0.13%	4	0.08%	7	0.12%	8	0.16%
Business Banking CRE Mortgage - OO	6	0.10%	9	0.13%	8	0.12%	10	0.16%	15	0.22%

Total Commercial Real Estate Mortgage - OO	6	0.05%	16	0.13%	12	0.10%	17	0.14%	23	0.19%
Commercial RE Construction - OO	—	0.00%	2	0.34%	—	0.00%	3	0.38%	3	0.29%
Business Banking CRE Construction - OO	—	0.00%	—	0.00%	1	0.38%	—	0.00%	1	0.21%

Total Commercial Real Estate Construction - OO	—	0.00%	2	0.24%	1	0.10%	3	0.29%	4	0.27%
Total Commercial	30	0.09%	42	0.12%	26	0.07%	34	0.09%	69	0.19%

Commercial IRE Mortgage	39	0.30%	12	0.09%	25	0.19%	36	0.27%	62	0.50%
Business Banking IRE Mortgage	3	0.12%	10	0.33%	4	0.14%	10	0.29%	6	0.18%

Total Commercial Investor Real Estate Mortgage	42	0.27%	22	0.14%	29	0.18%	46	0.28%	68	0.43%

Commercial IRE Construction	6	0.13%	8	0.14%	11	0.16%	12	0.17%	29	0.40%
Business Banking IRE Construction	—	0.33%	—	0.19%	—	0.12%	1	0.49%	—	0.13%

Total Commercial Investor Real Estate Construction	6	0.14%	8	0.14%	11	0.16%	13	0.18%	29	0.39%

Total Investor Real Estate	48	0.24%	30	0.14%	40	0.18%	59	0.25%	97	0.42%

Residential First Mortgage	365	2.34%	361	2.31%	345	2.23%	360	2.32%	359	2.29%
Home Equity	249	1.65%	241	1.57%	222	1.42%	148	0.94%	244	1.52%
Direct	1	0.17%	2	0.30%	2	0.22%	2	0.21%	3	0.38%
Indirect	3	0.16%	6	0.24%	4	0.16%	5	0.15%	6	0.16%
Other Consumer	4	1.20%	6	1.34%	4	1.07%	5	1.33%	4	1.25%

Total Consumer	622	1.83%	616	1.78%	577	1.65%	520	1.46%	616	1.70%

Total 90+ Days Past Due Loans	700	0.79%	688	0.76%	643	0.69%	613	0.64%	782	0.82%

OO = Owner Occupied

IRE = Investor Real Estate

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Non-Accrual Loans (excludes loans held for sale)

Risk View

	1Q2010		4Q2009		3Q2009		2Q2009		1Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial & Industrial	429	2.39%	345	1.90%	303	1.64%	300	1.50%	187	0.99%
Business Banking C&I	88	2.67%	82	2.43%	78	2.23%	83	2.30%	73	1.95%

Total Commercial & Industrial	517	2.43%	427	1.98%	381	1.73%	383	1.62%	260	1.15%
Commercial RE Mortgage - OO	426	7.89%	395	7.32%	311	5.70%	257	4.60%	190	3.69%
Business Banking CRE Mortgage - OO	197	2.97%	165	2.49%	139	2.10%	115	1.71%	81	1.20%

Total Commercial Real Estate Mortgage - OO	623	5.18%	560	4.65%	450	3.72%	372	3.03%	271	2.27%
Commercial RE Construction - OO	34	8.39%	47	8.88%	46	7.01%	44	5.49%	29	2.81%
Business Banking CRE Construction - OO	4	2.32%	3	1.54%	1	0.46%	1	0.47%	2	0.54%

Total Commercial Real Estate Construction - OO	38	6.47%	50	6.69%	47	5.33%	45	4.29%	31	2.29%
Total Commercial	1,178	3.48%	1,037	3.02%	878	2.52%	800	2.16%	562	1.57%

Commercial IRE Mortgage	1,249	9.66%	1,126	8.60%	1,123	8.62%	759	5.82%	437	3.52%
Business Banking IRE Mortgage	94	3.38%	77	2.56%	61	1.95%	52	1.55%	38	1.06%

Total Commercial Investor Real Estate Mortgage	1,343	8.55%	1,203	7.47%	1,184	7.31%	811	4.94%	475	2.97%

Commercial IRE Construction	974	21.21%	1,061	19.37%	987	15.25%	864	12.41%	493	6.73%
Business Banking IRE Construction	12	11.10%	6	5.21%	5	3.16%	5	2.32%	5	1.65%

Total Commercial Investor Real Estate Construction	986	20.97%	1,067	19.07%	992	14.99%	869	12.13%	498	6.53%

Total Investor Real Estate	2,329	11.41%	2,270	10.46%	2,176	9.54%	1,680	7.12%	973	4.12%

Residential First Mortgage	199	1.28%	180	1.15%	162	1.05%	136	0.87%	102	0.65%
Home Equity	—	0.00%	1	0.00%	—	0.00%	2	0.01%	4	0.03%
Direct	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Indirect	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	199	0.59%	181	0.52%	162	0.46%	138	0.39%	106	0.29%

Total Non-Accrual Loans	3,706	4.20%	3,488	3.85%	3,216	3.47%	2,618	2.72%	1,641	1.71%

OO = Owner Occupied

IRE = Investor Real Estate

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FINANCIAL SUPPLEMENT TO

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FINANCIAL SUPPLEMENT TO

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FINANCIAL SUPPLEMENT TO

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Home Equity Lending Net Charge-off Analysis

		1Q10			4Q09			3Q09			2Q09			1Q09
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	2.92%	7.96%	6.04%	3.17%	7.47%	5.83%	2.19%	6.33%	4.77%	2.44%	7.89%	5.85%	3.07%	5.99%	4.91%
	$ Losses	$15.4	$68.2	$83.6	$17.4	$66.4	$83.8	$12.1	$57.4	$69.5	$13.2	$72.0	$85.2	$16.4	$54.6	$71.0
	Balance	$2,126.5	$3,424.9	$5,551.4	$2,169.7	$3,485.5	$5,655.2	$2,181.0	$3,570.4	$5,751.4	$2,171.3	$3,624.8	$5,796.1	$2,169.9	$3,677.5	$5,847.4
	Original LTV	65.3%	75.9%	71.8%
All Other States	Net Charge-off %*	0.74%	1.85%	1.35%	0.93%	1.39%	1.18%	0.56%	1.33%	0.98%	0.63%	1.50%	1.11%	0.52%	1.27%	0.93%
	$ Losses	$7.9	$24.0	$31.9	$10.4	$18.8	$29.2	$6.2	$18.3	$24.5	$7.2	$20.7	$27.9	$5.9	$17.7	$23.6
	Balance	$4,306.0	$5,208.4	$9,514.4	$4,394.8	$5,330.6	$9,725.4	$4,451.0	$5,428.0	$9,879.0	$4,508.6	$5,491.6	$10,000.2	$4,569.4	$5,606.6	$10,176.0
	Original LTV	67.7%	79.7%	74.2%
Totals	Net Charge-off %*	1.46%	4.27%	3.07%	1.67%	3.79%	2.89%	1.09%	3.32%	2.37%	1.22%	4.04%	2.85%	1.34%	3.14%	2.38%
	$ Losses	$23.3	$92.2	$115.5	$27.8	$85.2	$113.0	$18.3	$75.7	$94.0	$20.4	$92.7	$113.1	$22.3	$72.3	$94.6
	Balance	$6,432.5	$8,633.3	$15,065.8	$6,564.5	$8,816.1	$15,380.6	$6,632.0	$8,998.4	$15,630.4	$6,679.9	$9,116.4	$15,796.3	$6,739.3	$9,284.1	$16,023.4
	Original LTV	66.9%	78.2%	73.3%

*	23% Florida second lien concentration driving results

*	Second lien, Florida net charge-offs represent 59% of 1Q10 net charge-offs but just 23% of outstanding balances.

*	Net charge-offs in Florida approximately 4.5 times non-Florida net charge-off rate

*	Origination quality solid with an average FICO of 770 and an average LTV of 61%; Property value declines driving losses

Notes:	*	Recoveries are pro-rated based on charge-off balances.

	*	Balances shown on an ending basis. Net loss rates calculated using average balances

	*	Original LTVs shown for current period only; prior period LTVs not materially different

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Credit Costs Stable

(in millions)	1Q09	2Q09	3Q09	4Q09	1Q10
Net Charge-offs
IRE Valuation Losses	$92	$129	$191	$215	$198
Investor Real Estate (IRE)	24	39	45	55	59
Commercial	70	99	136	107	128
Consumer Real Estate	134	164	150	168	177
Other Consumer	29	24	30	32	28

Net Charge-offs excluding charge-offs from Sales / Transfers to HFS	349	455	552	577	590
Sales/Transfer to HFS	41	36	128	115	110

Total Net Charge-offs	$390	$491	$680	$692	$700

Net Loss / (Gain) - HFS Sales	(4)	(2)	1	2	6
HFS Write-downs (1)	—	5	9	9	10
OREO expense	25	24	61	65	42

Total Credit Costs	$411	$518	$751	$768	$758

(1)	Reflects write-downs subsequent to initial move to held for sale and write-downs upon transfer to OREO

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FIRST QUARTER 2010 EARNINGS RELEASE

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2010 EARNINGS RELEASE

Gross and Net NPA Migration Declining

($ in millions)	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
Beginning Non-Performing Assets¹	$1,295	$1,935	$3,057	$3,719	$4,095
Additions	$1,116	$1,758	$1,667	$1,404	$1,306
Payments	(55)	(116)	(90)	(88)	(124)
Returned to Accruing Status	(34)	(10)	(42)	(44)	(55)
Charge-Offs / OREO Write-Downs	(215)	(296)	(440)	(451)	(443)

Net Additions	$812	$1,336	$1,095	$821	$684

Dispositions	(81)	(80)	(232)	(312)	(376)
Moved to Held for Sale	(91)	(134)	(201)	(133)	(87)

Ending Non-Performing Assets¹	$1,935	$3,057	$3,719	$4,095	$4,316

Change Versus Previous Quarter	$640	$1,122	$662	$376	$221

[1]	Excludes Loans Held for Sale

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Additional Financial and Operational Data

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Associate headcount	28,213	28,509	28,995	29,838	30,613
Total branch outlets	1,774	1,895	1,895	1,899	1,904
ATMs	2,198	2,304	2,313	2,321	2,322
Morgan Keegan offices	321	324	339	324	328

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Reconciliation to GAAP Financial Measures

The following tables provide calculations of “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to Tier 1 capital (regulatory) and to “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations. In connection with the Supervisory Capital Assessment Program (“SCAP”), these regulators began supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not codified, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measure. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or codified in the federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a bank’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity. Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		03/31/10	12/31/09	09/30/09	06/30/09	03/31/09
INCOME
Net income (loss) (GAAP)		$(196)	$(543)	$(377)	$(188)	$77
Preferred dividends (GAAP)		(59)	(63)	(60)	(56)	(51)

Net income (loss) available to common shareholders (GAAP)	A	$(255)	$(606)	$(437)	$(244)	$26

Weighted-average diluted shares	B	1,194	1,191	1,189	876	694
Earnings (loss) per common share - diluted (GAAP)	A/B	(0.21)	(0.51)	(0.37)	(0.28)	0.04
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$17,798	$18,248	$18,612	$17,494	$16,710
Less: Average intangible assets (GAAP)		6,046	6,077	6,108	6,138	6,168
Average preferred equity (GAAP)		3,605	3,606	3,606	3,421	3,311

Average tangible common stockholders’ equity (non-GAAP)	C	$8,147	$8,565	$8,898	$7,935	$7,231
Return on average tangible common stockholders’ equity (1)	A/C	-12.69%	-28.03%	-19.48%	-12.34%	1.43%

TANGIBLE COMMON RATIOS
Stockholders’ equity (GAAP)		$17,638	$17,881	$18,492	$18,737	$16,817
Less: Intangible assets (GAAP)		6,031	6,060	6,093	6,124	6,154
Preferred equity (GAAP)		3,610	3,602	3,612	3,603	3,316

Tangible common stockholders’ equity (non-GAAP)	D	$7,997	$8,219	$8,787	$9,010	$7,347
Total assets (GAAP)		$137,230	$142,318	$139,986	$142,811	$141,980
Less: Intangible assets (GAAP)		6,031	6,060	6,093	6,124	6,154

Tangible assets (non-GAAP)	E	$131,199	$136,258	$133,893	$136,687	$135,826
Actual shares outstanding—end of quarter	F	1,192	1,193	1,188	1,188	695
Tangible common stockholders’ equity to tangible assets (non-GAAP)	D/E	6.09%	6.03%	6.56%	6.59%	5.41%
Tangible common book value per share (non-GAAP)	D/F	$6.71	$6.89	$7.40	$7.58	$10.57
TIER 1 COMMON RISK-BASED RATIO (2)
Stockholders’ equity (GAAP)		$17,638	$17,881	$18,492	$18,737	$16,817
Accumulated other comprehensive (income) loss		(144)	(130)	(143)	36	(11)
Non-qualifying goodwill and intangibles		(5,772)	(5,792)	(5,821)	(5,845)	(5,865)
Other non-qualifying assets		(955)	(972)	(506)	(423)	(267)
Qualifying non-controlling interests		91	91	91	91	91
Qualifying trust preferred securities		846	846	846	846	1,036

Tier 1 capital (regulatory)		$11,704	$11,924	$12,959	$13,442	$11,801
Qualifying non-controlling interests		(91)	(91)	(91)	(91)	(91)
Qualifying trust preferred securities		(846)	(846)	(846)	(846)	(1,036)
Preferred stock		(3,610)	(3,602)	(3,612)	(3,603)	(3,316)

Tier 1 common equity (non-GAAP)	G	$7,157	$7,385	$8,410	$8,902	$7,358
Risk-weighted assets (regulatory)	H	100,329	103,330	106,673	110,558	113,312
Tier 1 common risk-based ratio (non-GAAP)	G/H	7.1%	7.1%	7.9%	8.1%	6.5%

(1)	Income statement amounts have been annualized in calculation
(2)	Current quarter amounts and the resulting ratios are estimated

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FIRST QUARTER 2010 EARNINGS RELEASE

Forward-Looking Statements

This supplement may include forward-looking statements, which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

In 2008, the Emergency Economic Stabilization Act of 2008 became law, and in February 2009 the American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and there are a number of pending legislative, regulatory and tax proposals, all of which may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.

•	The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock issued under the TARP.

•	Possible additional loan losses, impairment of goodwill, other intangibles and valuation allowances on deferred tax assets and the impact on earnings and capital.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•	Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of collectability of loans.

•

Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

•	The current stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as droughts and hurricanes.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009, as on file with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551